UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2012

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01    Other Events
As previously disclosed in "Note 1 - Summary of Significant Accounting Policies" of the Notes to the unaudited Consolidated Financial Statements contained in the Quarter Report on Form 10-Q for the quarterly period ended March 31, 2012, Peoples Bancorp Inc. ("Peoples") and its consolidated subsidiaries adopted new accounting guidance regarding the presentation of other comprehensive income (“OCI”) on January 1, 2012, as required by FASB Accounting Standard Update 2011-05, as amended by Accounting Standard Update 2011-12. This new guidance, among other things, requires companies to present, on a retrospective basis, the components of net income and OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements.
As a result of the adoption, the components of OCI are presented in a separate statement following the Consolidated Statements of Income. Peoples is filing this Current Report on Form 8-K to disclose the impact of the adoption of this new accounting guidance on its historical consolidated financial statements included in the most recent Annual Report on Form 10-K.
The following table presents selected components of the unaudited Consolidated Statements of Comprehensive Income for Peoples for each of the three years ended December 31, 2011, 2010 and 2009 and should be read in conjunction with the information in the Peoples' Annual Report on Form 10-K for the year ended December 31, 2011:

	For the Year Ended
	December 31,
(Dollars in thousands)	2011	2010	2009
Net income	$12,555	$5,581	$4,190
Other comprehensive income (loss):
Available-for-sale investment securities:
Gross unrealized holding gain (loss) arising in the period	15,053	(18,174)	26,573
Related tax (expense) benefit	(5,269)	6,361	(9,301)
Non-credit losses arising on securities during the period	—	—	(166)
Related tax benefit	—	—	58
Less: reclassification adjustment for net gain (loss) included in net income	473	5,066	(6,261)
Related tax (expense) benefit	(166)	(1,773)	2,190
Net effect on other comprehensive income (loss)	9,477	(15,106)	21,235
Defined benefit plans:
Net (loss) gain arising during the period	(6,448)	1,640	1,151
Related tax benefit (expense)	2,257	(574)	(403)
Amortization of unrecognized loss and service cost on pension plan	891	155	148
Related tax expense	(312)	(55)	(52)
Net effect on other comprehensive (loss) income	(3,612)	1,166	844
Total other comprehensive income (loss), net of tax	5,865	(13,940)	22,079
Total comprehensive income (loss)	$18,420	$(8,359)	$26,269

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	August 3, 2012	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer